FIRST AMENDMENT dated as of July 25, 1996 (this "First
Amendment") to the Share Exchange Agreement, dated as of June 28, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Share Exchange Agreement"), between NORTHWEST AIRLINES CORPORATION, a Delaware corporation ("NWA Corp.") and KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V., a Netherlands corporation ("KLM").

                              W I T N E S S E T H:

                  WHEREAS, NWA Corp. and KLM desire to amend the Share Exchange Agreement in the manner provided for herein; and

                  WHEREAS, NWA Corp. and KLM are willing to agree to the requested amendments upon the terms and conditions set forth herein;

                  NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Share Exchange Agreement and used herein shall have the meanings given to them in the Share Exchange Agreement.

                  2. Amendment of the Recitals. The recitals of the Share Exchange Agreement are hereby amended as follows:

                  (a) by deleting in its entirety the first Whereas clause thereof and substituting in lieu thereof a new first Whereas clause which shall read as follows:

                  "WHEREAS, on the date hereof, KLM is the beneficial owner of
         (i) 3,691.2 shares (the "Series A Shares") of NWA Corp.'s Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), and (ii) 2,962.8 shares (the "Series B Shares" and, together with the Series A Shares, the "Shares") of NWA Corp.'s Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock");" and

                  (b) by deleting in its entirety the second Whereas clause thereof and substituting in lieu thereof a new second Whereas clause which shall read as follows:

                  "WHEREAS, on the date hereof, in addition to the Series A Shares and the Series B Shares, KLM is the beneficial owner of 1,308.8 shares of Series A Preferred Stock and 436.2 shares of Series B Preferred Stock; and"

                  3. Amendment to Subsection 1.1. Subsection 1.1 of the Share Exchange Agreement is hereby amended by deleting in its entirety the definition of "Series B Base Value" appearing therein and substituting in lieu thereof the following new definition:

                  "Series B Base Value" means, for each Series B Share, the present value as of the Series B Closing Date, discounted at a rate of 12.00% per annum, of the payments scheduled to be made in the amounts and on the dates set forth on Schedule I hereto, divided by the total number of Series B Shares as of the date of this Agreement. If the Series B Closing Date were July 28, 1996, the aggregate Series B Base Values of the Series B Shares would be $152,235,344.99."

                  4. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Share Exchange Agreement are and shall remain in full force and effect.

                  5. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS ENTERED INTO AND TO BE PERFORMED IN NEW YORK AND WITHOUT REGARD TO THE APPLICATION OF PRINCIPLES OF CONFLICT OF LAWS.

                  6. Counterparts. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NORTHWEST AIRLINES CORPORATION

By: /S/ Joseph E. Francht, Jr.
Name: Joseph E. Francht, Jr.
Title: Senior Vice President
       Finance and Treasurer

KONINKLIJKE LUCHTVAART MAATSCHAPPIJ N.V.

By: /S/ H.A. Petermeijer
Name:  H.A. Petermeijer
Title: Finance Manager Holdings